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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-50729, 333-28683-99, 333-66622-99, 333-75059, 333-75057, 333-75055.

                                          Arthur Andersen LLP

Washington, DC
March 25, 1999